SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series FAR-1)
             (Exact name of registrant as specified in its charter)


       Delaware                333-68854-09                13-3891329
  (State or other         (Commission File Number)      (I.R.S Employer
  jurisdiction of                                       Identification No.)
   incorporation)


                  World Financial Center
                    New York, New York                         10281
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000


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INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

         On October 17, 2002, PreferredPLUS Trust Series FAR-1, for which Merrill Lynch Depositor, Inc. (the Depositor) acted as depositor, issued 1,800,000 Trust Certificates.

         In connection therewith, the Depositor entered into a PreferredPLUS 7.55% Trust Certificates Series FAR-1 Supplement, dated as of October 17, 2002, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the Trustee) and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.


Item 6.    Resignation of Registrant's Directors

                  Not Applicable.


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Item 7.    Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated October 10, 2002.

4.2 PreferredPLUS 7.55% Trust Certificates Series FAR-1 Series Supplement, dated as of October 17, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  October 17, 2002             By: /s/ Barry N. Finkelstein
                                        ------------------------
                                        Name:  Barry N. Finkelstein
                                        Title:   President



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                                INDEX TO EXHIBITS


Exhibit No.                        Description

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated October 10, 2002.

4.2 Series Supplement for PreferredPLUS 7.55% Trust Certificates Series FAR-1, dated as of October 17, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.